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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 13, 2007
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



      Pennsylvania                   1-11152                   23-1882087
    (State  or other         (Commission File Number)         (IRS Employer
      jurisdiction                                         Identification No.)
    of incorporation)


 781 Third Avenue, King of Prussia, PA                         19406-1409
 (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.        Departure of Directors or Certain  Officers;  Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 17, 2007, InterDigital Communications Corporation (the "Company") issued a press release announcing that Mr. Alan P. Zabarsky has announced his intention to not stand for re-election to the Company's Board of Directors at the upcoming 2007 Annual Meeting of Shareholders. Mr. Zabarsky, appointed to the Company's Board of Directors in December 2003, will continue to serve his term until the June 7, 2007 Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

    99.1 Press release of InterDigital Communications Corporation dated April 17, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ William J. Merritt
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                                 William J. Merritt
                                 President and Chief Executive Officer


Dated:  April 17, 2007


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                                  EXHIBIT INDEX



Exhibit  No.                               Description
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    99.1          Press release of InterDigital Communications Corporation dated
                  April 17, 2007.